http://schemas.microsoft.com/office/word/2003/wordml013fForm N-SAR

Sub-Item 77Q1(a)
Copies of any material amendments to registrant's charter or by-laws 33-63212, 811-7736

Fourteenth Amendment to Amended and Restated Trust Instrument, dated June 21, 2012, is incorporated herein by reference to Exhibit (a)(15) to Post-Effective Amendment No. 63 to Janus Aspen Series registration statement on Form N-1A, filed on September 6, 2012; accession number 0000950123-12-011650 (File No. 33-63212).